UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2020

AYTU BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On September 12, 2019 Aytu BioScience, Inc. (the “Company”), Aytu Acquisition Sub, Inc. (“Merger Sub”) and Innovus Pharmaceuticals, Inc. (“Innovus”) entered into an agreement and plan of merger (the “Merger Agreement”), pursuant to which Merger Sub merged into Innovus and Innovus became a wholly owned subsidiary of the Company (the “Merger”). On January 9, 2020, the Company, Merger Sub and Innovus entered into the first amendment to the Merger Agreement (the “Merger Agreement Amendment”). Among other things, the Merger Agreement Amendment revises the formulation for pricing of the Company’s shares to be issued in the warrant exchange to be offered to certain holders of Innovus warrants and also revises the form of CVR agreement to be entered into at Closing. The revisions to the form of CVR agreement (i) allow for more flexibility in the use of Company common stock as a form of payment of consideration payable under such agreement to CVR holders and (ii) provide for a mechanism under which the Company can, with the agreement of the CVR holders’ representative, amend the CVR agreement to increase the number of Company shares available to be used in paying consideration to CVR holders upon the triggering of milestone payments.

The foregoing description of the Merger Agreement Amendment is qualified in its entirety by the full text of the Merger Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description

10.1	First Amendment to Merger Purchase Agreement, dated January 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date:	January 15, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

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